                                                                   Exhibit 16.16



                                 THE KENT FUNDS


                                POWER OF ATTORNEY
                                -----------------




         I, James F. Duca, II, hereby appoint W. Bruce McConnel, III and Robert
L. Tuch, and either of them, my true and lawful attorneys to execute in my name, place and stead in my capacity as a trustee or officer, or both, of The Kent Funds (the "Fund"), a Registration Statement on Form N-14, any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act hereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in my name and on my behalf as a trustee or officer, or both, of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in connection with the foregoing, as fully and to all intents and purposes as I might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.




                                           /s/ James F. Duca, II
                                           -----------------------------------
                                           James F. Duca, II


Date:  December 10, 1998

                                 THE KENT FUNDS


                                POWER OF ATTORNEY
                                -----------------




         I, Martin R. Dean, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys to execute in my name, place and stead in my capacity as a trustee or officer, or both, of The Kent Funds (the "Fund"), a Registration Statement on Form N-14, any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act hereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in my name and on my behalf as a trustee or officer, or both, of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in connection with the foregoing, as fully and to all intents and purposes as I might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.




                                                     /s/ Martin R. Dean
                                                    ----------------------------
                                                     Martin R. Dean


Date:  December 9, 1998

                                 THE KENT FUNDS


                                POWER OF ATTORNEY
                                -----------------




         I, Walter B. Grimm, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys to execute in my name, place and stead in my capacity as a trustee or officer, or both, of The Kent Funds (the "Fund"), a Registration Statement on Form N-14, any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act hereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in my name and on my behalf as a trustee or officer, or both, of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in connection with the foregoing, as fully and to all intents and purposes as I might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.




                                                  /s/ Walter B. Grimm
                                                  ------------------------------
                                                  Walter B. Grimm


Date:  December 10, 1998

                                 THE KENT FUNDS


                                POWER OF ATTORNEY
                                -----------------



         I, Joseph F. Damore, hereby appoint W. Bruce McConnel, III and Robert
L. Tuch, and either of them, my true and lawful attorneys to execute in my name, place and stead in my capacity as a trustee or officer, or both, of The Kent Funds (the "Fund"), a Registration Statement on Form N-14, any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act hereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in my name and on my behalf as a trustee or officer, or both, of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in connection with the foregoing, as fully and to all intents and purposes as I might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.




                                                  /s/ Joseph F. Damore
                                                 -----------------------------
                                                 Joseph F. Damore


Date:  December 10, 1998

                                 THE KENT FUNDS


                                POWER OF ATTORNEY
                                -----------------




         I, James F. Rainey, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys to execute in my name, place and stead in my capacity as a trustee or officer, or both, of The Kent Funds (the "Fund"), a Registration Statement on Form N-14, any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act hereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in my name and on my behalf as a trustee or officer, or both, of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in connection with the foregoing, as fully and to all intents and purposes as I might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.




                                                    /s/ James F. Rainey
                                                 -----------------------------
                                                  James F. Rainey


Date:  December 9, 1998

                                 THE KENT FUNDS


                                POWER OF ATTORNEY
                                -----------------




         I, Ronald F. VanSteeland, hereby appoint W. Bruce McConnel, III and Robert L. Tuch, and either of them, my true and lawful attorneys to execute in my name, place and stead in my capacity as a trustee or officer, or both, of The Kent Funds (the "Fund"), a Registration Statement on Form N-14, any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have power to act hereunder with or without the other of said attorneys and shall have full power of substitution and re-substitution; and either of said attorneys shall have full power and authority to do and perform in my name and on my behalf as a trustee or officer, or both, of the Fund, in any and all capacities, every act whatsoever requisite or necessary to be done in connection with the foregoing, as fully and to all intents and purposes as I might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.




                                                   /s/ Ronald F. VanSteeland
                                                 -----------------------------
                                                 Ronald F. VanSteeland


Date:  December 9, 1998

                            CERTIFICATE OF SECRETARY


                  The following resolution was duly adopted by the Board of Trustees of The Kent Funds on November 19, 1998, and remains in full force and effect as of the date hereof:

                           RESOLVED, that the Trustees and officers of the
                  Trust, who may be required to execute any amendments to the Trust's Registration Statement on Form N-14 be, and each of them hereby is, authorized to execute a power of attorney appointing W. Bruce McConnel, III and Robert L. Tuch, and either of them, their true and lawful attorneys to execute in their name, place and stead, in their capacity as trustee or officer, or both, of the Trust any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and either of said attorneys shall have full power and authority to do in the name and on behalf of said Trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as full and to intents and purposes, as each of said Trustees or officers, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being thereby ratified and approved.

                             IN WITNESS WHEREOF, I have hereunto signed my name.


                  DATED:  January 19, 1999             By: /s/ Robert L. Tuch
                                                           ---------------------
                                                           Robert L. Tuch
                                                           Secretary